UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2009

Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 5, 2009, Flagstone Réassurance Suisse SA (“Flagstone Suisse”), a wholly-owned subsidiary of Flagstone Reinsurance Holdings Limited (the “Company”), entered into a secured $50 million standby letter of credit facility with BNP Paribas (the “Facility”).  The Facility comprises a $50 million facility for letters of credit with a maximum tenor of up to one year.  The Facility will be used to support the reinsurance obligations of the Company and its subsidiaries.

The foregoing description of the Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter of Credit and Reimbursement Agreement and the Account Control Agreement. Copies of the Letter of Credit and Reimbursement Agreement and the Account Control Agreement are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8−K.

Item 1.02. Termination of a Material Definitive Agreement

On September 26, 2007, Flagstone Reinsurance Limited, which merged with Flagstone Suisse on September 30, 2008, entered into a $200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A. (“Wachovia”).  Flagstone Reinsurance Limited has not drawn upon this facility since its inception.  Wachovia and the Company have been engaged in negotiations to potentially amend or revise the facility to accommodate the restructuring of the Company’s global reinsurance operations which occurred on September 30, 2008.  On June 11, 2009, Flagstone Suisse (the successor of Flagstone Reinsurance Limited) and Wachovia mutually agreed to terminate the facility as it is no longer required by the Company; there are no penalties associated with this termination.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K concerning the Facility is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	$50,000,000 Letter of Credit and Reimbursement Agreement dated as of June 5, 2009 between Flagstone Réassurance Suisse SA, as Borrower, and BNP Paribas, as Issuing Bank
99.2	Account Control Agreement dated as of June 5, 2009 between Flagstone Réassurance Suisse SA, as Customer, BNP Paribas, as Secured Party, and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date: June 11, 2009	By:	/s/ William Fawcett
Name: William Fawcett
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	$50,000,000 Letter of Credit and Reimbursement Agreement dated as of June 5, 2009 between Flagstone Réassurance Suisse SA, as Borrower, and BNP Paribas, as Issuing Bank
99.2	Account Control Agreement dated as of June 5, 2009 between Flagstone Réassurance Suisse SA, as Customer, BNP Paribas, as Secured Party and JPMorgan Chase Bank, N.A.